Asset Retirement Obligations (Tables)	12 Months Ended
Dec. 31, 2013
Changes to Asset Retirement Obligation
The following table describes changes to the asset retirement obligation liability (dollars in thousands):

	Year Ended December 31
	2013	2012
Asset retirement obligation at beginning of period	$5,145	$5,095
Acquisition	23,841	—
Liabilities incurred	3,164	—
Accretion expense	275	50
Revisions in estimated cash flows	(378)	—
Asset retirement obligation at end of period	$32,047	$5,145